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                                                                  EXHIBIT 10.5.3

                       MASTER ANTENNA SITE LEASE NO. J50

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  LESSOR:  PINNACLE TOWERS INC.          LESSEE:  AGW LEASING COMPANY, INC.
           1549 RINGLING BOULEVARD                HARRIS TOWER
           THIRD FLOOR                            233 PEACHTREE ST. NE
           SARASOTA, Fl.  34236                   SUITE 1700
                                                  ATLANTA, GA 30303

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     Lessor operates the Antenna Site(s) described in the Antenna Site Lease
Schedule(s) executed and delivered by Lessor and Lessee pursuant to this Lease from time to time (each a "Schedule" and, collectively, the "Schedules") each of which, when and as executed, are and shall be incorporated herein by this reference. Lessor desires to least to Lessee and Lessee desires to lease from Lessor certain space at the site(s) more particularly described in the Schedule(s) for installation and operation of Lessee's equipment on the terms set forth in the Schedule(s) and herein. If the terms of a Schedule conflict with this Lease, the Schedule shall control.

     1.  Leased Premises.  Lessor hereby leases to Lessee certain space at the
         ---------------
Site(s) as specified and described in the Schedule(s) attached hereto and incorporated herein by this reference (individually and collectively the "Leased Premises'). If a Schedule provides that Lessee's equipment will be connected to a multiplexer, Lessee shall be responsible for all costs of multiplexer modules and other equipment required for the connection.

     2.  Term.
         ----
          (a) Commencement of each site specific schedule(s) shall begin upon completion of installation at site.

          (b) The initial term and, if applicable, renewal terms of this Lease for any antenna system shall be as specified on a Schedule. If a Schedule provides for renewal terms, then, provided Lessee is not in default, the lease term for the antenna system identified in the Schedule shall automatically renew at the commencement of each such renewal term unless, upon written notice to Lessor no later than ninety (90) days before the expiration of the term then current Lessee terminates the Schedule.

          (c) If Lessee holds over the lease premises after the final term of a Schedule, the Schedule shall revert to a month-to-month term, and rent shall be 150% of the rent for the last mouth of the preceding term. Lessor shall have the right during such month-to-month term to terminate the Schedule without cause upon thirty (30) days notice to Lessee.

     3.  Rent.
         ----
          (a) Lessee shall pay rent at the rate(s) specified in a Schedule. Rent for any fractional month at the beginning or end of a term shall be prorated.

          (b) Lessee shall pay rent by electronic transfer or direct to Lessor's lockbox account at Pinnacle Towers Inc., P.O. Box 550094, Tampa, FL 33655-0094 no later than the first day of each calendar month with respect to which it is payable. If payment is not received by the 10th of any month, Lessor has the option to charge a late fee equal to the greater of $25 or 1 1/2% per month of the amount due.

          (c) Any security deposit required by a Schedule will be held in a non-interest bearing account and shall be returned to Lessee thirty (30) days following the conclusion of the lease term of the Schedule, provided Lessee is not in default.

          (d) Lessee shall pay all sales or use taxes applicable to rent payable under this Lease or as a direct result of Lessee's equipment being located on the Leased Premises,

     4.  Installation.
         ------------

          (a) Lessee shall install and operate only the equipment identified in the Schedule(s), and the cost of Lessee's installation and licensing fees shall be borne solely by Lessee. Lessee shall comply with all Site rules and standards contained in Exhibit A to this Lease, each of which are incorporated herein by this reference.

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          (b)  During installation, Lessee shall not cause interference of any kind to the activities of Lessor or lessees that have executed leases prior to Lessee on the Site. If such interference is caused by Lessee and cannot be reduced to levels reasonably acceptable to Lessor, Lessee shall immediately halt all installation work, and Lessor may elect to terminate this Lease by giving Lessee ten (10) days written notice.

     5.  Uses of Leased Premises.
         -----------------------

          (a) Lessee shall use the Leased Premises and conduct its communications operations in compliance with the terms of the FCC licenses that it's equipment operates under or applicable regulations imposed by any other governmental agency. Lessee shall, if requested, provide Lessor with copies of such permits. If, through no fault of Lessee, a license is denied, and Lessee promptly notifies and provides evidence to Lessor of the denial, this Lease may be terminated by Lessee thirty (30) days following such written notification.

          (b) Lessee, Lessee's contractors, subcontractors, agents, affiliates, employees or SprintCom, Inc., it's successors, affiliates and related parties ("SprintCom") - as entities that have access, shall have a non-exclusive right to access the premises twenty-four (24) hours a day, 365 days a year for its employees, agents, or representatives as designated. In accordance with procedures in Exhibit A, Lessee will be issued a key, key card, and/ or access code to unlock the gate and transmitter room for maintenance purposes. Ibis key may not be duplicated, loaned, or transferred to any other entity. If this key or keycard is lost or the integrity of security is breached by Lessee, Lessee will bear the expense for Lessor to re-tool the locks, reprogram the security system, and provide new keys and/or keycards for all authorized persons. Lessee shall provide Lessor the name of Lessee's custodian of the key or keycard; should the custodian change, Lessee shall notify Lessor, in writing, of the new custodian's identity within twenty-four (24) hours.

          (c) Before performing any installation or maintenance work at a Site, Lessee shall notify Lessor and obtain Lessor's approval of the work to be performed and the persons to perform the work, which approval shall not be unreasonably withheld., conditioned or delayed. All contractors and subcontractors of Lessee who perform any services on the Leased Premises must be approved by Lessor in advance and must hold all licenses necessary for the work being performed.

          (d) Lessee shall not bring onto the Site(s) any hazardous substances or hazardous wastes, in violation of law.

          (e) Lessee shall not cause interference of any kind to the operations of the Lessor or other lessees at the Site(s), that have executed leases prior to Lessee, in excess of levels permitted by the FCC, as well -as interference to consumer electronic devices and blanketing interference as defined by section 73-318 of the FCC rules. If Lessee is notified that its operations are causing objectionable interference, Lessee shall immediately undertake all necessary steps to determine die cause of and eliminate such interference. If the interference continues for a period in excess of forty-eight (48) hours following notification, Lessor shall have the right to cause Lessee to cease operating e offending equipment or to reduce the power sufficiently to remove the interference until the condition can be remedied. Lessee shall continue to be obligated to pay rent and Lessor shall not be held liable for any damages or loss of revenues. If Lessee is required to discontinue its operation under this section for a period of sixty (60) days, and provided Lessee has diligently pursued all reasonable cures and is unable to eliminate the interference, then Lessee shall have the right to terminate this Lease. Provided Lessee's equipment is operating properly, if the operations of any equipment installed after Lessee's equipment cause objectionable interference to Lessee's operation, then Lessor shall require the interfering lessee to remedy the interference and bear the costs thereof.

          (f) Lessee understands that it is the intention of Lessor to accommodate as many users as possible at its Site(s). Lessee shall cooperate with Lessor in rescheduling its transmitting activities, reducing power, or interrupting its activities for limited periods of time in order to permit the safe installation of new equipment or new facilities at the Site(s) or to permit repairs to facilities of any user of the Site(s) or to the Site(s) or related facilities.

          (g) Lessor makes no guaranty or warranty, including any implied warranty of merchantability or fitness for a particular use. Lessee has examined the Leased Premises and determined that they are suitable for its purposes.

     6.  Utilities.  Lessee shall pay all installation costs for electrical
         ---------
power feeds, phone lines, and other utilities to its equipment. Lessee shall pay for all Lessee's electrical power usage either directly to the utility company or as a reimbursement to Lessor.

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     7.  Insurance.  Insurance requirements for Lessee and Lessee's contractors
         ---------
are contained in Exhibit B attached hereto and incorporated herein by this reference.

     8.  Maintenance of Site.
         -------------------

          (a) Lessor shall maintain the Site(s) in good repair, ordinary wear and tear excepted, and in compliance with applicable sections of Part 17 of the FCC's rules pertaining to lighting, marking, inspection, and maintenance. In cases where such FCC regulations require the painting of Lessee's feedlines, Lessee hereby consents to such painting.

          (b) Lessee shall maintain its equipment in accordance with standards of good engineering practice to assure that it conforms with the site standards identified in Exhibit A which standards are attached hereto and incorporated herein by this reference, and shall at the conclusion of a Schedule surrender posses ion of the Leased Premises to Lessor in the same condition they were at the commencement of the Schedule, ordinary wear and tear excepted.

          (c) Lessor accepts sole responsibility for the Site's compliance with all tower or building marking and lighting regulations promulgated by the Federal Aviation Administration ("FAA") or the Federal Communications Commission ("FCC"), as applicable. Lessor represents and warrants that the Site complies with all applicable tower or building marking or lighting regulations promulgated by the FAA or the FCC. Lessor further represents and warrants that the Site's lighting, where required by current FCC and/or FAA regulations is/or will be monitored on a 24-hour per day 7 days per week basis. Lessor agrees to immediately notify SprintCom's Network Operations Control Center ("NOCC") at 913-859-1000 of lighting outages or impairments at the Site after reporting the situation to the FAA within the time required by the FAA. Lessor agrees to indemnify and to hold Lessee harmless from any fines or other liabilities caused by Lessor's failure to comply with applicable FAA and /or FCC requirements.

          (d) Lessor agrees that Lessee may install, at Lessee's sole cost and expense and as required for Lessee's equipment, provided space is available at specific site, a (I.) backup generator to provide AC generator to provide backup AC power in the event of an AC power outage at the Site, and/or (II.) tower lighting alarm monitoring system (including, but not limited to, commercial power and a dedicated surveillance telephone line) to monitor the status of the tower/building lighting. Lessee's installation of such backup generator and/or tower/building lighting will not relieve Lessor of its primary responsibility for compliance with all applicable tower or building marking and lighting requirements nor Lessor's obligation to indemnify and hold Lessee harmless from any fines or other liabilities caused by Lessor's failure to comply with such requirements.

     9.  Alteration by Lessee.
         --------------------

          (a) Lessee may not make improvements or alterations to the Site(s), Tower(s), Building(s), or any portion of the Leased Premises without the expressed written permission of Lessor, in Lessor's sole discretion. Any such improvements that are approved by Lessor and thereafter made by Lessee shall become the property of Lessor upon termination or expiration of this Lease or Schedule.

          (b) Lessee may make changes and alterations in its equipment provided that (i) such changes or alterations conform with standards of good engineering practice and the provisions of Section 5, (ii) plans and specifications are first submitted to and approved in writing by Lessor, which approval shall not be unreasonably withheld, and (iii) any proposed changes or alterations do not increase the "wind loading" of the tower. At Lessor's request, Lessee will provide an independent professional analysis of "wind loading" and stress to determine any changes that equipment replacements or alterations would cause.

     10.  Site Damage; Damage to Lessee's Equipment; Service Interruption.
          ----------------------------------------------------------------

          (a) If a Site is fully or partially destroyed or damaged, Lessor or Lessee, at its option, may elect to terminate a Schedule upon ten (10) days written notice. In this event Lessee shall owe rent only up to the date on which Lessee was unable to conduct its normal operations solely due to the damage or destruction of the Site.

          (b) Lessor, at its option, may elect to repair or rebuild the Site, in an expedient manner, in which case, the Schedule shall remain in force. If reconstruction or repair cannot reasonably be undertaken without dismantling Lessee's antenna, then Lessor may remove Lessee's antenna and interrupt Lessee's operations, thereafter replacing the antenna as soon as reasonably possible. Lessee shall be entitled to a pro rata abatement of rent for the time it is unable to conduct its normal operations as a result of such total or partial destruction or damage or need of repair.

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          (c)  Under no circumstances whatsoever shall Lessor be responsible for damage to or loss of Lessee's equipment, or for financial loss due to business interruption, unless by Lessor's willful misconduct or neglect.

          (d) Lessor shall incur no liability to Lessee for failure to furnish space and/or electrical power if prevented by war, fires, accidents, acts of God, or other causes beyond its reasonable control. During such period, Lessee shall be entitled only to a pro rata abatement of rent for the time it is unable to conduct substantially normal operations as a result of such circumstances, except that Lessee shall not be entitled to any abatement for outages of less than twenty-four (24) hours consecutive duration.

     11.  Eminent Domain.  If the land or Leased Premises upon which a tower,
          --------------
foundation, or building is located are acquired or condemned under the power of eminent domain, whether by public authority, public utility, or otherwise, then the applicable Schedule shall terminate as of the date of the acquisition. Lessor shall be entitled to the entire amount of any condemnation award, and Lessee shall be entitled to make claim for and retain a condemnation award based on and attributable to the expense and damage of removing its fixtures.

     12.  Indemnification.  Lessee shall indemnify, hold harmless, and defend
          ---------------
Lessor for and against any and all liabilities, claims, demands, suits, damages, actions, recoveries, judgments, and expenses (including court costs, reasonable attorneys' fees, and costs of investigation) resulting from injuries to or death of any person or any damage to property or loss of revenues due to discontinuance of operations at the Leased Premises resulting from or that is claimed to result from or arise out of any act or omission of Lessee or its contractors, subcontractors, agents, or representatives in or around the Leased Premises or any breach of this Lease by Lessee, except to the extent such liabilities are directly caused by the willful misconduct or gross negligence of Lessor.

Lessor shall indemnify, hold harmless, and defend Lessee for, from, and against any and all liabilities, claims, demands, suits, damages, actions, recoveries, judgments, and expenses (including court costs, reasonable attorneys' fees, and costs of investigation), resulting from injuries to or death of any person or any damage to property at the Leased Premises resulting from, or that is claimed to result from or arise out of any act or omission of Lessor in or around the leased Premises or any breach of this Lease by Lessor, except to the extent such liabilities are related to the willful misconduct or gross negligence of Lessee.

     13.  Assignment.  Lessee shall not assign, mortgage, or encumber this Lease
          ----------
and shall not sublet or permit the Leased Premise or any part thereof to be used by others without the express written approval of Lessor, which consent shall not be unreasonably withheld or delayed. No sublease or authorized use by others "I relieve Lessee of its obligations under this Lease. Lessor may assign, mortgage, or encumber its rights under this Lease at any time. Notwithstanding the foregoing, Lessee has the right without the necessity of obtaining Lessor's consent, to assign this Master Antenna Site Lease or any Site Schedule to a Lessee Affiliate (as defined herein), provided that the Lessee notifies Lessor in writing of such assignment For purposes hereof, "Lessee Affiliate" shall mean any entity which controls, is controlled by, or is under common control with Lessee or to any entity resulting from the merger or consolidation of Lessee, or to any person or entity which acquires substantially all of the assets of Lessee, provided that such assignee assumes in full all of the obligations of Lessee under this Master Antenna Site Lease and the Site Schedules that may be assigned. Notwithstanding the above, Lessee shall be permitted to assign its rights under the Master Antenna Site Lease or any Site Schedules to SprintCom, upon written notice to Lessor.

     14.  Default by Lessee.  If Lessee fails to make payments within ten (10)
          -----------------
days of a written notice of payment default, or fails to comply with any other term this Lease and does not cure such other failure within thirty (30) days after Lessor provides Lessee with written notice, Lessor shall have the option to terminate this Lease or any Schedule, in which event Lessee shall surrender possession of the Leased Premises within ten (10) days, or to pursue any other remedy available to Lessor under this Lease or otherwise provided by law or equity. Lessor may also apply any or all of the deposit or prepaid rent to cure a default. Lessee shall be liable for all expenses, including attorneys' fees and costs, incurred by Lessor in connection with any litigation arising out of this Lease, including, without limitation, any action to enforce the terms hereof, or in connection with any action for the recovery of the Leased Premises itself Any repossession by Lessor of the Leased Premises shall not affect the obligation f Lessee for the unexpired term of a Schedule, unless Lessor terminates the Schedule or this Lease.

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     15.  Termination.  Each Site Schedule may be terminated without further
          -----------
notice on thirty (30) days prior written notice as follows:

          (a) by either party upon a default of any covenant or term hereof by the other party, which default is not cured within sixty (60) days of receipt of written notice of default provided that the grace period for any monetary default is ten (10) days from receipt of written notice, and, provided further, that any non-monetary default which cannot be cured within such sixty (60) day period shall not be a default hereunder so long as such defaulting party diligently proceeds to cure such default upon receipt of notice thereof, or

          (b) by Lessee if it does not obtain or maintain or have the authorization to operate under any license, permit or other approval necessary for the construction and operation of Lessee's Facilities;

          (c) Licensee or Licensor if Licensee or Licensor is unable to occupy and utilize the premises due to an action of the FCC, including without limitation, a take back of channels or change in frequencies or by Licensee if its Sprint PCS Management Agreement is terminated.

     16.  Default by Lessor.  Upon the occurrence of any act or omission by
          -----------------
Lessor that would give Lessee the right to damages or the right to terminate a Schedule or this Lease, Lam shall not sue for damages or exercise any right to terminate this Lease or a Schedule until it gives Lessor and any mortgagee of this Lease notice of the act or omission and a reasonable time (which shall not be less than thirty (30) days) to remedy such act or omission.

     17.  Removal of Lessee's Equipment.  At the termination of a Schedule,
          -----------------------------
provided Lessee is not in default Lessee shall have thirty (30) days to remove its equipment. Lessee shall pay all costs in connection with the removal.

     18.  Subordination.  This Lease is and shall be subject and subordinate to
          -------------
all mortgages that may now or hereafter affect the Leased Premises and to all renewals, modifications, consolidations, replacements, and extensions thereof; provided, however, as a condition precedent to any such subordination, the party secured by such instrument shall covenant for itself and any purchaser at foreclosure not to disturb Lessee's quiet enjoyment so long as Lessee is not in default hereunder. This subordination shall be self-operative and no further instrument of subordination shall be required by any mortgagee. However, upon written request from Lessor, Lessee shall execute a certificate confirming such subordination.

     19.  Liens.  Lessee shall not suffer or permit any liens to stand against
          -----
the Leased Premises, Site(s) or any part thereof by reason of any work, labor, service, or materials done for, or supplied for, or supplied to or claimed to have been done for, or supplied to, Lessee or anyone holding Lessee's property or any part thereof through or under Lessee ( "Mechanics' Liens"). If any Mechanics' Lien shall at any time be filed against the Leased Premises or Site(s), Lessee shall cause it to be discharged of record within thirty (30) days after the date of filing by either payment, deposit, or bond. If Lessee fails to discharge any such Mechanics' Lien within such period, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, procure the discharge of the Mechanics' Lien. All amounts incurred by Lessor, including reasonable attorneys' fees, in procuring the discharge of such Mechanics' Lien, together with interest thereon at I!% per annum from the date of incurrence, shall become due and payable immediately by Lessee to Lessor.

          (b) Lessor waives any lien rights it may have concerning the Lessee's Facilities at each individual Site which are deemed Lessee's personal property and not fixtures, and Lessee has the right to remove the same at any time without Lessor's consent.

          (c) Lessor acknowledges dud Lessee may enter into a financing arrangement including promissory notes and financial and security agreements for die financing of the Lessee's Facilities (the "Collateral") with a third party financing entity (and may in the future enter into additional financing arrangements with other financing entities). In connection therewith, Lessor
(i) consents to the installation or the Collateral; (ii) disclaims any interest in the Collateral, as fixtures or otherwise; and (iii) agrees that the Collateral shall be exempt from execution, foreclosure, sale, levy, attachment or distress for any Rent due or to become due and that such Collateral may be removed at any time without recourse to legal proceedings.

     20.  Estoppel Certificates.  At any time, but not with less than ten (10)
          ---------------------
days prior notice, Lessee shall execute, acknowledge, and deliver to Lessor a statement in writing certifying that this Lease and applicable Schedule(s) are unmodified and in full force and effect (or, if there have been any modifications, that the Lessee is in

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full force and effect as modified and stating the modifications), and the dates to which rent and other charges, if any, have been paid in advance.

     21.  Environmental Indemnification.  Lessor shall hold Lessee harmless from
          -----------------------------
and indemnify Lessee against any damage, loss, expense, response costs or liability, including consultant fees and attorney's fees, resulting from the presence of hazardous substances on, under or around Property or resulting from hazardous substances being generated, stored, disposed of or transported to, on under or around the Property by any party other than Lessee or its employees, agents or contractors. Lessee shall hold Lessor harmless from and indemnify Lessor against any damage, loss, expense, response costs or liability, including consultant fees and attorneys' fees, resulting from hazardous substances generated, stored, disposed of or transported to, on or under the Property as a result of Lessee's use of the Property. For purposes of this Master Antenna Site Lease, "hazardous substance" shall mean (1) any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons, (2) any substance which is flammable, radioactive, corrosive or carcinogenic, (3) any substance, the presence of which on the Property causes or threatens to cause a nuisance or health hazard affecting human health, the environment, the Property or property adjacent thereto, or (4) any substance, the presence of which on the Property requires investigation or remediation under any Hazardous Substance Law (as hereinafter defined), as the same may hereafter be amended. "Hazardous Substance Law" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.; the Hazardous Materials Transportations Act, 49 U.S.C. 1801 et seq.; the Clean Water Act, 33 U.S.C. 1251 et seq.; the Clean Air Act, 42 U.S.C. 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. 2601 et seq.; the Emergency Planning and Community Right to Know Act (SARA Title III 42 U.S.C. 11,00 1 et seq.; and any other applicable federal, state, or local law or regulation.

     22.  Miscellaneous.

          (a) The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against the other parties hereto.

          (b) Should Lessor permit a continuing default by Lessee under this Lease, die obligations of Lessee hereunder shall continue, and such permissive default shall not be construed as a renewal of the term hereof nor as a waiver of any of the rights of Lessor or obligations of Lessee hereunder.

          (c) In addition to the other remedies in this Lease, and anything contained herein to the contrary notwithstanding, Lessor shall be entitled to specific performance or injunctive relief of any violation or attempted or threatened violation of this Lease by Lessee without the necessity to post a bond.

          (d) This Lease may be executed in counterparts, and any number of counterparts signed in the aggregate by the parties will constitute a single, original instrument.

          (e) This Lease, including the exhibits, schedules, lists and other documents referred to herein, contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants, or understandings other than expressly set forth herein or therein. This Lease supersedes all prior agreements and understandings between the parties with respect to its subject matter. No modification of this Lease shall be effective unless contained in a writing signed, dated and fully witnessed by the authorized representative of both parties.

          (f) All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally by FAX, by courier or mailed (certified mail, postage prepaid, return receipt requested) to Lessor at the address shown herein and to Lessee at the address shown on a Schedule or to such other address as any party may have furnished to the other in writing in accordance with this provision.

          (g) This Lease shall be governed by, construed and enforced in accordance with the laws of the State of Florida without regard to its conflict of laws rules.

          (h) Lessor or Lessee, at its option, may request that a Memorandum of this Lease be recorded in the public records of the county in which the Leased Premises is located. Any fees, costs, taxes or expenses relating to the Memorandum of Lease or relating to the recording of the Memorandum of Lease shall be paid by Lessee. The form of the Memorandum of Lease to be utilized is attached hereto as Exhibit "C" and is incorporated herein. Any other form Memorandum of Lease shall be approved by Lessor, in Lessor's sole discretion.

       IN WITNESS THEREOF, this Lease has been duly executed and delivered by Lessor and Lessee on the date indicated below.

                                           LESSOR: PINNACLE TOWERS INC.


WITNESS:                                   BY:
        ----------------------------          -----------------------------

WITNESS:                                   DATE:
        ----------------------------            ---------------------------


                                           LESSEE: AGW LEASING CO, INC.


WITNESS:                                   BY:
        ----------------------------          -----------------------------


WITNESS:                                   DATE:
        ----------------------------            ---------------------------

                                   EXHIBIT A
                                       TO
                PINNACLE TOWERS INC. MASTER ANTENNA SITE LEASE #

                             ANTENNA SITE STANDARDS
                             ----------------------

1.  Purpose:  In order to minimize interference to every Lessee's operations and
    -------
equipment, and to maintain good engineering practice, the following installation and maintenance standards are being established and may be amended by Lessor when deemed necessary.

2.  Pre-Installation Standards:  Prior to any installation, Lessee must provide
    --------------------------
Lessor with complete plans for approval, which will not be unreasonably withheld conditioned or delayed, including list of proposed equipment and subcontractors, 'and no work may be performed until approval has been given and all criteria has been met. All equipment must be placed in approved locations only, and any changes must be approved by Lessor before the installation begins. The Lessor or its representative shall be on-site during major work on the tower. Lessee must notify the Lessor at least five (5) days in advance of any installation work. Following initial installation, routine maintenance work to Lessee's equipment may be performed without prior notice.

3.  Installation:
    ------------
     (a)  The following minimum protective devices must be properly installed:
          (1) Lightning arrestor in feedline at wall feedthru plate for all non-broadcast antennas.
          (2)  Surge protectors in any AC & phone he circuit.
          (3)  Transmitter RF shielding kit if applicable.
          (4)  Isolator and harmonic filter.
          (5)  Duplexer or cavity bandpass filter.

     (b) All transmitters, duplexers, isolators, multicouplers, etc. must be housed in a metal cabinet or rack-mounted.
     (c) All transmission lines entering the building must be 1/2" Heliax/Wellflex or better via a wall feedthru plate, terminating in a properly installed lightning arrestor with an ID tag on both ends of the line.
     (d) Solid outer shield cable such as Superflex or Heliax/Wellflex must be used for all intercabling outside the cabinet. The use of braided RF cable (e.g., RG8) will NOT be permitted outside the cabinet to minimize RF leakage which could cause interference.
     (e) All antenna, power and phone cables shall be routed to the base station in a neat manner using routes provided for that purpose. All phone lines shall use shielded cable properly grounded.
     (f) All stations are to obtain power from the power panel and/or AC receptacle provided for their specific use.
     (g) All RF equipment cabinets must be grounded to the site ground system using copper strap or ribbon cable with cadweld or silver solder connections.
     (h) All antenna lines shall be electrically bonded to the tower at the antenna and at the bottom of the tower using grounding kits installed per manufacturer's specifications, and all antenna brackets must be pre-approved.
     (i) All equipment cabinets shall be identified with a typed label under plastic on which the Lessee's name, address and 24-hour phone number must be listed, in addition to a copy of Lessee's FCC license.
     (j) Monitor speakers shall be disabled except when maintenance is being performed.
     (k) All antenna lines will be tagged within twelve (12) inches of the antenna, at the entrance to the building, at the repeater or base station cabinets and/or at the mulficoupler/combiner ports.
     (l) No drilling, welding or alteration of the tower is permitted for any reason.
     (m) All ferrous metals located outside of the building or on the tower shall be either stainless steel or hot-dipped galvanized, not plated.
     (n) Painted towers will require the painting of feedline by the Lessee prior to or before completion of the install.

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

4.  General.  Lessee must comply with any applicable instructions regarding any
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site security system
     (a) Gates shall remain closed at all times unless entering or exiting the premises. When leaving the building, ensure that all doors are locked and the security system is armed.
     (b) Any tower elevator may be used only after receiving proper instruction on its use, signing a waiver and receiving authorization from the Lessor.
     (c) This lease does not guarantee parking space. If space is available, park only in the designated areas. Do not park so as to block any ingress or egress except as may be necessary to load or unload equipment. Parking is for temporary use while working at the site.
     (d)  Do not adjust or tamper with the thermostats or HVAC systems.
     (e) Access to the building roof is restricted to authorized maintenance personnel.

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